                          GREEN TREE FINANCIAL CORP.

                       NET INTEREST MARGIN TRUST 1994-B
                                   MAY 1997
                             PAYMENT June 16, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES


                                             CUSIP#393534AB8
                                             Trust Account #33-31958-0
                                             Distribution Date: June 16, 1997



Securitized Net Interest Margin
-------------------------------                             Per $1,000
Certificates                                                  Original
------------                                                ----------

1.  Amount Available                         1,194,790.43

Interest

2.   Aggregate Interest                        248,732.80   2.69191342

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest          248,732.80

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                              946,057.63  10.23871894

7.   Remaining outstanding principal
     balance                                37,076,790.08  401.2639619
     Pool Factor                                .40126396

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date          58,038,015.30**

9.   Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                         1,720,974.87

10.  Weighted average CPR                          11.69%

                          GREEN TREE FINANCIAL CORP.

                       NET INTEREST MARGIN TRUST 1994-B
                                   MAY 1997
                             PAYMENT June 16, 1997
              7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                    Page 2



                                            CUSIP#393534AB8
                                            Trust Account #33-31958-0
                                            Distribution Date: June 16, 1997



11.  Weighted average CDR                              2.56%

12.  Annualized net loss percentage                    1.26%

13.  Delinquency           30-59 day                    .89%
                           60-89 day                   0.26%
                           90+ day                     0.54%
                           Total 30+                   1.69%



First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700


**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.

NET INTEREST MARGIN TRUST 1994-B
MAY 1997
PAYMENT June 16, 1997




                                  Fee Assets
                     ------------------------------------

                     Guarantee      Inside      Fee Asset
                       Fees          Refi         Total
                    ----------    ---------    ----------

GTFC 1994-1         265,126.30    42,177.37    307,303.67
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4         ----------    ---------    ----------
                    265,126.30    42,177.37    307,303.67



Total amount of Guarantee Fees and Inside      307,303.67
Refinance Payments

Subordinated Servicing Fees                    423,789.56

Payment on Finance 1 Note                      731,093.23

Allocable to Interest (current)                 80,298.74

Allocable to accrued but unpaid Interest              .00

Accrued and unpaid Trustee Fees                       .00

Allocable to Principal                         650,794.49

Finance 1 Note Principal Balance            11,624,172.43

                          GREEN TREE FINANCIAL CORP.

                       NET INTEREST MARGIN TRUST 1994-B
                                   MAY 1997
                             PAYMENT June 16, 1997


                                                Inside
                                 Residual        Refi        Total
                               ------------   ----------   ---------

GTFC 1994-1                             .00          .00         .00
GTFC 1994-2                      123,186.12    29,313.50  152,499.62
GTFC 1994-3                      115,138.60    19,158.13  134,296.73
GTFC 1994-4                      148,363.49    28,537.36  176,900.85
                               -------------------------------------
                                 386,688.21    77,008.99  463,697.20

Total Residual and Inside
Refinance Payments                                        463,697.20